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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 1997
                                                          --------------

                             Aeroquip-Vickers, Inc.

               (Exact Name of Registrant as Specified in Charter)

   Ohio                      1-924               36-4288310
-----------------       --------------         ---------------
(State or Other           (Commission          (I.R.S. Employer
 Jurisdiction of          File Number)        Identification No.)
 Incorporation)

        3000 Strayer, Maumee, Ohio                      43537
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   (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (419) 867-2200
                                                           --------------

                               TRINOVA Corporation
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT

     The Registrant, Aeroquip-Vickers, Inc., is referred to herein as the "Corporation."

ITEM 5. OTHER EVENTS.

     At the Annual Shareholders Meeting held on April 17, 1997, a proposal was approved by the shareholders that the Corporation change its corporate name from TRINOVA Corporation to "Aeroquip-Vickers, Inc." On April 17, 1997, a Certificate of Amendment to the Amended Articles of Incorporation of the Corporation was filed with the Secretary of State of the State of Ohio to change the name of the Corporation to Aeroquip-Vickers, Inc.

     On April 17, 1997, the Corporation also entered into a supplement to that certain Indenture, dated as of May 6, 1996, between the Corporation and The First National Bank of Chicago (as successor-in-interest to NBD Bank), as Trustee (the "Indenture"), amending the Indenture solely to reflect the corporate name change from TRINOVA Corporation to Aeroquip-Vickers, Inc.

     On April 18, 1997, the Corporation entered into a Distribution Agreement (the "Distribution Agreement") with Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., in connection with the issuance and sale of $150,000,000 aggregate amount of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued from time to time on or after April 18, 1997 in accordance with the terms of the Indenture, the Distribution Agreement and the Administrative Procedures attached as an exhibit thereto.

ITEM. 7  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               The following exhibits are filed as part of this report:

                    (1)  Name Change Press Release;

                    (2)  Form of Distribution Agreement;

                    (3)  Form of Fixed Rate Notes;




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                    (4)  Form of Floating Rate Notes; and

                    (5)  First Supplemental Indenture.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AEROQUIP-VICKERS, INC.

Date: April 25, 1997                By:     /s/ James E. Kline
                                            ------------------
                                            James E. Kline
                                            Vice President and
                                            General Counsel



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                                INDEX TO EXHIBITS

Exhibit           Description of Exhibit
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(4)-1(a)          Form of Fixed Rate Notes;

(4)-1(b)          Form of Floating Rate Notes;

(4)-2(a)          Form of Distribution Agreement;

(4)-2(b)          First Supplemental Indenture; and

(99)              Name Change Press Release.


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